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                                                                    Exhibit 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) X
                                                      ---

                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

              NEW YORK                                      16-0538020
   (Jurisdiction of incorporation                        (I.R.S. employer
or organization if not a national bank)                 identification No.)

            One M&T Plaza
          Buffalo, New York                                 14240-2399
(Address of principal executive offices)                    (Zip Code)


                         CARLISLE COMPANIES INCORPORATED
               (Exact name of obligor as specified in its charter)

              DELAWARE                                      31-1168055
   (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                       identification No.)

  13925 Ballantyne Corporate Place
              Suite 400
      Charlotte, North Carolina                                28777
(Address of principal executive offices)                    (Zip Code)


                                 DEBT SECURITIES
                         (Title of indenture securities)


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ITEM 1.   GENERAL INFORMATION

Furnish the following information as to the Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Corning Tower, Albany, New York 12203

                  Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10045

                  Federal Deposit Insurance Corporation, Washington, D. C. 20429

(b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.   AFFILIATIONS WITH OBLIGOR

If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

[ITEMS 3 THROUGH 15 OMITTED PURSUANT TO GENERAL INSTRUCTION B TO FORM T-1]

ITEM 16.  LIST OF EXHIBITS

Exhibit 1. Organization Certificate of the Trustee as now in effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

Exhibit 2. Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

Exhibit 3. Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

Exhibit 4. Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

Exhibit 5.       Not Applicable.

Exhibit 6. Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-7309).

Exhibit 7.       Report of Condition of the Trustee.*

Exhibit 8.       Not Applicable.


                                       1
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Exhibit 9.       Not Applicable


----------
* Filed Herewith


                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a trust company organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 20th day of May, 2002.


                                         MANUFACTURERS AND TRADERS TRUST COMPANY


                                         By: /s/ Judy M. Lipuma
                                            ------------------------------------
                                            Judy M. LiPuma
                                            Vice President

























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                                    EXHIBIT 7
                       REPORT OF CONDITION OF THE TRUSTEE



CONDENSED CONSOLIDATED BALANCE SHEET


                                                                       March 31
                                                                     -----------
IN THOUSANDS                                                               2002
--------------------------------------------------------------------------------

Assets          Cash and due from banks                            $    696,000
                Money-market assets                                     381,785
                Investment securities
                  Available for sale (cost: $2,289,587)               2,302,663
                  Held to maturity (market value: $120,431)             119,722
                  Other (market value: $255,108)                        255,108
                ----------------------------------------------------------------
                     Total investment securities                      2,677,493
                ----------------------------------------------------------------
                Loans and leases, net of unearned discount           24,677,616
                Allowance for credit losses                            (428,925)
                ----------------------------------------------------------------
                  Loans and leases, net                              24,248,691
                Other assets                                          2,666,498
                ----------------------------------------------------------------

                  Total assets                                     $ 30,670,467
================================================================================


Liabilities     Deposits
                  Noninterest-bearing                              $  3,582,703
                  Interest-bearing                                   17,656,449
                ----------------------------------------------------------------
                     Total deposits                                  21,239,152
                Short-term borrowings                                 2,142,870
                Accrued interest and other liabilities                  427,884
                Long-term borrowings                                  3,689,707
                ----------------------------------------------------------------
                  Total liabilities                                  27,499,613
--------------------------------------------------------------------------------
Stockholder's equity                                                  3,170,854
                ----------------------------------------------------------------

                  Total liabilities and stockholder's equity       $ 30,670,467
================================================================================